Quarterly Holdings Report
for
Fidelity® MSCI Energy Index ETF
October 31, 2021
T03-NPRT1-1221
1.9584807.107

Schedule of Investments October 31, 2021 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
		Shares	Value
ENERGY EQUIPMENT & SERVICES – 9.4%
Oil & Gas Drilling – 0.6%
Helmerich & Payne, Inc.		90,685	$ 2,814,863
Nabors Industries Ltd. (a)		7,376	756,040
Patterson-UTI Energy, Inc.		167,861	1,436,890
Transocean Ltd. (a)		505,447	1,784,228
			6,792,021
Oil & Gas Equipment & Services – 8.8%
Archrock, Inc.		119,872	981,752
Baker Hughes Co.		595,473	14,934,463
Bristow Group, Inc. (a)		9,994	345,792
Cactus, Inc. Class A		46,818	2,036,583
ChampionX Corp. (a)		166,743	4,373,669
Core Laboratories N.V.		41,509	1,079,649
DMC Global, Inc. (a)		17,961	750,411
Dril-Quip, Inc. (a)		33,096	779,742
Expro Group Holdings N.V. (a)		27,839	477,433
Halliburton Co.		720,230	17,998,548
Helix Energy Solutions Group, Inc. (a)		145,796	551,109
Liberty Oilfield Services, Inc. Class A (a)		86,159	1,113,174
NexTier Oilfield Solitions, Inc. (a)		163,350	728,541
NOV, Inc. (a)		322,408	4,520,160
Oceaneering International, Inc. (a)		89,820	1,221,552
ProPetro Holding Corp. (a)		77,640	744,568
RPC, Inc. (a)		82,674	445,613
Schlumberger N.V.		1,129,352	36,432,895
Select Energy Services, Inc. Class A (a)		69,101	415,297
TechnipFMC PLC (a)		359,957	2,652,883
US Silica Holdings, Inc. (a)		72,758	704,297
			93,288,131
TOTAL ENERGY EQUIPMENT & SERVICES	100,080,152
OIL, GAS & CONSUMABLE FUELS – 90.3%
Coal & Consumable Fuels – 0.1%
Arch Resources, Inc. (a)		13,997	1,274,847
Integrated Oil & Gas – 38.8%
Chevron Corp.		1,518,602	173,864,743
Exxon Mobil Corp.		3,339,950	215,326,577
Occidental Petroleum Corp.		754,316	25,292,215
			414,483,535
Oil & Gas Exploration & Production – 30.2%
Antero Resources Corp. (a)		235,718	4,683,717
APA Corp.		309,941	8,123,554
Brigham Minerals, Inc. Class A		41,472	961,321
Cabot Oil & Gas Corp.		633,129	13,498,310
California Resources Corp. (a)		36,967	1,705,288
Callon Petroleum Co. (a)		40,968	2,119,275

	Shares	Value

Centennial Resource Development, Inc. Class A (a)	171,496	$ 1,234,771
Chesapeake Energy Corp.	60,985	3,887,184
Civitas Resources, Inc.	20,975	1,177,537
CNX Resources Corp. (a)	187,186	2,734,787
Comstock Resources, Inc. (a)	85,725	846,106
ConocoPhillips	1,022,974	76,201,333
Contango Oil & Gas Co (a)	122,429	505,632
Continental Resources, Inc.	62,177	3,034,859
Denbury, Inc. (a)	41,884	3,545,899
Devon Energy Corp.	520,523	20,862,562
Diamondback Energy, Inc.	139,569	14,960,401
EOG Resources, Inc.	471,309	43,577,230
EQT Corp. (a)	230,526	4,589,773
Extraction Oil & Gas, Inc. (a)	16,278	1,084,603
Hess Corp.	224,518	18,538,451
Kosmos Energy Ltd. (a)	384,939	1,385,780
Magnolia Oil & Gas Corp. Class A	120,331	2,512,511
Marathon Oil Corp.	642,519	10,485,910
Matador Resources Co.	97,898	4,097,031
Murphy Oil Corp.	129,454	3,602,705
Northern Oil and Gas, Inc.	43,968	1,018,299
Oasis Petroleum, Inc.	15,777	1,902,706
Ovintiv, Inc.	214,165	8,035,471
PDC Energy, Inc.	82,410	4,310,867
Pioneer Natural Resources Co.	186,906	34,947,684
Range Resources Corp. (a)	206,200	4,808,584
SM Energy Co.	96,327	3,305,943
Southwestern Energy Co. (a)	570,039	2,781,790
Talos Energy, Inc. (a)	34,660	449,540
Tellurian, Inc. (a)	258,403	1,012,940
Texas Pacific Land Corp.	5,078	6,467,696
Viper Energy Partners LP	53,063	1,170,039
Whiting Petroleum Corp. (a)	33,875	2,206,279
		322,374,368
Oil & Gas Refining & Marketing – 9.7%
Alto Ingredients, Inc. (a)	78,453	417,370
Clean Energy Fuels Corp. (a)	129,845	1,197,171
CVR Energy, Inc.	33,363	639,569
Delek US Holdings, Inc. (a)	61,092	1,188,239
Gevo, Inc. (a)	179,300	1,296,339
Green Plains, Inc. (a)	37,085	1,407,376
HollyFrontier Corp.	127,673	4,315,347
Marathon Petroleum Corp.	526,099	34,685,707
Par Pacific Holdings, Inc. (a)	41,788	646,042
PBF Energy, Inc. Class A (a)	91,341	1,334,492
Phillips 66	353,246	26,415,736
Renewable Energy Group, Inc. (a)	40,304	2,579,456
REX American Resources Corp. (a)	5,668	498,501
Valero Energy Corp.	330,072	25,524,468
World Fuel Services Corp.	54,098	1,651,612
		103,797,425

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Common Stocks – continued
		Shares	Value
OIL, GAS & CONSUMABLE FUELS – continued
Oil & Gas Storage & Transportation – 11.5%
Antero Midstream Corp.		260,453	$ 2,771,220
Cheniere Energy, Inc. (a)		194,664	20,128,258
Dorian LPG Ltd.		30,962	375,259
DTE Midstream LLC (a)		80,354	3,853,778
EnLink Midstream LLC		238,363	1,871,150
Equitrans Midstream Corp.		342,843	3,534,711
International Seaways, Inc.		36,982	649,034
Kinder Morgan, Inc.		1,645,434	27,561,019
ONEOK, Inc.		359,936	22,899,128
Plains GP Holdings LP Class A		158,404	1,726,604
Targa Resources Corp.		167,730	9,169,799
The Williams Cos., Inc.		980,409	27,539,689
			122,079,649
TOTAL OIL, GAS & CONSUMABLE FUELS	964,009,824
TOTAL COMMON STOCKS (Cost $918,910,288)			1,064,089,976
Money Market Fund – 0.2%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (b) (Cost $2,070,000)		2,070,000	$ 2,070,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $920,980,288)	1,066,159,976
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	1,523,557
NET ASSETS – 100.0%	$1,067,683,533

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $228,000 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Energy Select Sector Index Contracts (United States)	57	December 2021	$3,404,040	$184,914	$184,914
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
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Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
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